UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
January 31, 2014

INVACARE CORPORATION

(Exact name of Registrant as specified in its charter)

Ohio	001-15103	95-2680965
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Invacare Way, P.O. Box 4028, Elyria, Ohio 44036
(Address of principal executive offices, including zip code)

(440) 329-6000
(Registrant’s telephone number, including area code)

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(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.
On January 31, 2014, Invacare Corporation (the “Company”) entered into an Amended and Restated Credit Agreement (the “Amended and Restated Credit Agreement”), by and among the Company, the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as administrative agent, which amended and restated the Credit Agreement, dated as of October 28, 2010, by and among the Company and the other parties named therein, as amended (the “Prior Credit Agreement”).
The Amended and Restated Credit Agreement, among other things, provides for the following:

•	An increase in the maximum leverage ratio for the first three quarters of 2014, with quarterly ratios, as described in the following table:

Fiscal Quarter Ending	Maximum Leverage Ratio
March 31, 2014	4.75 to 1.00
June 30, 2014	4.50 to 1.00
September 30, 2014	4.00 to 1.00
December 31, 2014 and thereafter	3.50 to 1.00
The minimum interest coverage ratio of 3.50 to 1.00 was not changed in the Amended and Restated Credit Agreement.

•
In calculating the Company’s EBITDA for purposes of determining the leverage and interest coverage ratios, the Amended and Restated Credit Agreement allows the Company to add back to EBITDA up to $20,000,000 for one-time cash restructuring charges incurred after May 30, 2013, which is an incremental increase of $5,000,000 from the terms of the Prior Credit Agreement.

•
A decrease in the aggregate principal amount of the revolving credit facility to $100,000,000 from $250,000,000 through the maturity date of the facility in October 2015, as well as reductions in the facility’s swing line loan, optional currency and foreign borrower sublimits.

•	Reductions in the allowances under the facility for capital expenditures (down to $25,000,000 annually), dividends, other indebtedness and liens.

•
Further restrictions on acquisitions, share repurchases, certain investments and repurchases of convertible debt until after the Company confirms compliance with the Amended and Restated Credit Agreement following the quarter ending December 31, 2014.

•	An increase of 25 basis points in the margin applicable to determining the interest rate on borrowings under the revolving credit facility.
The foregoing description of the Amended and Restated Credit Agreement is a summary and is qualified in its entirety by reference to the full text of the Amended and Restated Credit Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference into this Item 1.01.
Item 7.01 Entry into a Material Definitive Agreement.
On February 3, 2014, the Company issued a press release announcing the Amended and Restated Credit Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 7.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

10.1
Amended and Restated Credit Agreement, dated as of January 31, 2014, by and among the Company, the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as administrative agent. (Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the agreement.)

99.1	Press Release, dated February 3, 2014.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVACARE CORPORATION
(Registrant)

Date: February 3, 2014	By:	/s/ Robert K. Gudbranson
Robert K. Gudbranson
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

10.1
Amended and Restated Credit Agreement, dated as of January 31, 2014, by and among the Company, the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto and PNC Bank, National Association, as administrative agent. (Pursuant to Item 601(b)(2) of Regulation S-K, the registrant hereby agrees to supplementally furnish to the Securities and Exchange Commission upon request any omitted schedule or exhibit to the agreement.)

99.1	Press Release, dated February 3, 2014.